Exhibit 10.28

This is a translation of the original document.

DEED OF PLEDGE OVER CREDIT RIGHTS DERIVED FROM BANK ACCOUNT

In Madrid, on March 14, 2008.

Attested to by Mr. Pedro de Elizalde y Aymerich, registered Notary Public of the Madrid Notaries’ Association, having jurisdiction and official certifying authority in Madrid.

BY AND BETWEEN

On the one part,

Mr. David González Gálvez, of Spanish nationality, of legal age, with domicile and national identification document number currently in force.

And on the other part,

Mr. Rafael Echegoyen Lewin, of Spanish nationality, of legal age, with domicile and national identification document number currently in force.

APPEARING

Mr. David González Gálvez, in the name and on behalf of Iniciativas Culturales de España, S.L., an entity duly incorporated and validly existing under the laws of Spain with registered address at Tajo s/n, Urbanización El Bosque, Villaviciosa de Odón, Madrid and holding tax identification number.

This is a translation of the original document.

Mr. David González Gálvez is empowered for the purpose herein by virtue of the power of attorney granted in his favor on December 19, 2007 by Mr. Robert Zentz, Sole Director of Iniciativas Culturales de España, S.L., before the Notary Public of Maryland Ms. Linda Palarino, whose signature is duly authenticated by an apostille according to The Hague Convention of October 5, 1961. A copy of such power of attorney is attached to this deed of First Priority Pledge Over Credit Rights (the “Deed”) as Annex 1.

Iniciativas Culturales de España, S.L. will be hereinafter referred to as the “Pledgor”.

Mr. Rafael Echegoyen Lewin, in the name and on behalf of GOLDMAN SACHS CREDIT PARTNERS L.P. (hereinafter, the “Pledgee”), a limited partnership organized under the laws of Bermuda with an office at 85 Broad Street Avenue, New York, NY 10004 (USA).

The Pledgee acts as Administrative Agent and Collateral Agent under the Credit Agreement, for the ratable benefit of the Secured Parties (as such term is defined in the Credit Agreement referred to in Recital I below).

Mr. Rafael Echegoyen Lewin is empowered for the purpose herein by virtue of the power of attorney granted in his favor on January 24, 2008 by Mr. Bruce H. Mendelsohn, representative of GOLDMAN SACHS CREDIT PARTNERS L.P., before the Notary Public of the State of New York, Ms. Beatrice A Viola, whose signature is duly authenticated by an apostille according to The Hague Convention of October 5, 1961. A copy of such power of attorney is attached to this Deed as Annex 2.

The Pledgor and the Pledgee shall hereinafter be jointly referred to as the “Parties”.

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WHEREAS

I.                                        On August 17, 2007, Laureate Education, Inc. and Iniciativas Culturales de España, S.L., as Borrowers; the lenders from time to time, Goldman Sachs Credit Partners L.P. as Administrative Agent and Collateral Agent, Goldman Sachs Credit Partners L.P. as Swingline Lender, Citicorp North America, Inc. as Syndication Agent, Goldman Sachs Credit Partners L.P. and Citigroup Global Markets Inc. as Joint Lead Arrangers and Bookrunners, and the other parties thereto entered into a Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Pledgor shall use the proceeds of the borrowings under the Credit Agreement for general corporate purposes, including any Permitted Acquisitions (as such term is defined in the Credit Agreement).

A copy of the Credit Agreement is attached hereto as Annex 3. The Pledgor hereby ratifies before the intervening Notary Public its obligations under the Credit Agreement and, together with the Pledgee, jointly, raise the Credit Agreement to the status of public document.

II.                                   Pursuant to the provisions of the Credit Agreement, the Pledgor undertook to grant a pledge over credit rights, as security for the payment and performance of the Secured Obligations (as defined below), pledge which has been granted before the Notary Public Mr. Pedro de Elizalde y Aymerich, right before the granting of this document.

III.                              For purposes of this pledge the term Secured Obligations shall mean the Foreign Obligations (as defined in the Credit Agreement)

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Notwithstanding this, the provisions herein shall be interpreted without prejudice to the regulations in relation to the prohibition of financial assistance set out in article 40.5 of the Spanish Limited Liability Companies Act (Ley de Sociedades de Responsabilidad Limitada), which shall not be breached at any time and, therefore, the Secured Obligations shall not comprise any current or future payment obligations, outstanding or incurred by any obligor towards the Pledgee as a result of any utilization of funds in order to finance or repay the acquisition of the Pledgor shares or any company of its group shares.

IV.                               The Pledgor holds the bank account held in euros, number                 (the “Bank Account”), held with                 (the “Bank”) and, therefore, holds the corresponding credit rights (the “Credit Rights”) against the Bank where such Bank Account is held, to obtain the refund of the amounts deposited from time to time in the Bank Account, stemming from stemming from the bank account opening                 (the “Bank Account Agreement”), as evidenced in the certificate issued by that Bank on March 14, 2008, attached as Annex 4.

V.                                    That it is in the Bank Account where the credit rights pursuant to the pledge over the credit rights abovementioned under whereas II are deposited.

VI.                               That considering all the abovementioned, the Pledgor has agreed to grant a pledge over the Credit Rights derived from the Bank Account to

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secure compliance with the Secured Obligations, and by virtue of the credits deposited there, as a result of the deed over credit rights abovementioned, and the Parties therefore agree to enter into this agreement of pledge over credit rights derived from bank account (hereinafter the “Agreement” or the “Pledge”) which they do subject to the following:

CLAUSES

1.                                      DEFINITIONS

For the purposes of this Agreement, and unless otherwise provided herein, capitalized terms shall have the meaning ascribed thereto in the Credit Agreement.

2.                                      CREATION OF FIRST RANKING PLEDGE

2.1                               As security of full and punctual fulfillment of all Secured Obligations, by means of this deed creates an in rem first ranking pledge right over all of the Credit Rights (the “Pledge”) in favor of the Pledgee acting in the benefit of the Securities Parties, as Administrative Agent and Collateral Agent under the Credit Agreement, for the ratable benefit of the Secured Parties (as such term is defined in the Credit Agreement). The Pledgee accepts the Pledge.

2.2                               The Pledgor represents and warrants:

(a)                                 that it is the sole owner of the Bank Account;

(b)                                 that the Credit Rights are free and clear of any lien, encumbrance or other type of third party’s right other than this Pledge;

(c)                                  that it has full corporate power legal right and lawful authority to execute and

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perform this agreement and to pledge, assign and transfer the Credit Rights in the manner and form established hereunder; and

(d)                                 that it does not hold any bank accounts other than the Bank Account, with the exception of:

•                  the bank account held in US dollars, number                , held with                ; and

•                  the bank account held in US dollars, number                 held with                .

2.3                               The Pledge shall be extended automatically over and shall include any credit rights corresponding to the Pledge from the Bank Account, that is, any monies which may be deposited from time to time in the Bank Account in favor of the Pledgor, as well as any interest and proceeds arising in connection therewith which may accrue in favour of the Pledgor.

2.4                               The Pledgor undertakes not to open new bank accounts without the prior written consent of the Pledgee.

In the event that such consent is granted, the Pledgor undertakes to send to the Pledgee a copy of the corresponding agreement to open the bank account and to grant a pledge over the credit rights derivinf from the new bank accounts on the same terms as this Pledge if so requested by the Pledgee when granting their consent.

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The execution of such pledge shall be carried out within the fifteen (15) calendar days following the date on which such accounts are opened.

2.5                               The Pledge will not be deemed cancelled solely because the Pledgor may dispose of the funds deposited in the Bank Account.

3.                                      SECURED OBLIGATIONS

3.1                               The Pledge guarantees the full and punctual payment of all the Secured Obligation in favor of the Pledgor.

3.2                               The Pledge and the exercise of the in rem pledge action attached to them are understood without prejudice to the general liability of the Pledgor that is not limited in any way by the creation of the Pledge.

3.3                               The Parties agree that this Agreement shall not modify, alter or affect the terms and conditions of the Credit Agreement or any other document, instrument or agreement contemplated therein.

3.4                               The parties agree that the terms and conditions of the Pledge shall prevail over the terms and conditions of the Bank Account Agreement in the event of discrepancy between such documents.

4.                                      INDIVISIBLE NATURE OF THE PLEDGE

4.1                               The Pledge hereby created is of an indivisible nature; as a result, each of the Credit Rights secures the full compliance of the Secured Obligations.

4.2                               The partial fulfillment of the Secured Obligations shall not proportionally discharge the Pledge, which may only be cancelled once all the Secured Obligations have been complied

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with in full and discharged.

4.3                               The foregoing in no way affects or limits the Pledgee’s right to partial enforcement of the Pledge pursuant to clause 9 below.

5.                                      NOTIFICATION OF THE CREATION OF THE PLEDGE

5.1                               The Parties hereby request and instruct the Notary Public before which this Agreement is formalized, to notify, through official channels, the granting of the Pledge in the form attached hereto as Annex 5, which shall in turn include a copy of this agreement.

5.2                               The Parties agree that the requirement of delivery of possession established in article 1,863 of the Civil Code and/or of contribution mentioned in article 8.2(a) of Royal Decree 5/2005, 11 March 2005 (hereinafter, the “RDL on Financial Guarantees”) shall be deemed to have taken place by the notifications to the Bank referred to in the preceding 5.1 paragraph.

6.                                      NON-TRANSFERABILITY OF THE CREDIT RIGHTS. OBLIGATIONS OF THE PLEDGOR

6.1                               The Pledgee shall not cause or allow to happen anything which may damage the Credit Rights.

6.2                               In particular, without limitation, during the term of this Pledge, the Pledgor shall not be entitled to sell, transfer, assign, encumber, charge or in other way dispose of the Credit Rights, except in accordance with the Credit Agreement.

6.3                               The Pledgor may use the funds deposited in the Bank Account during the term of this Pledge provided that such use is in compliance with the limitations set out in clauses 6.4 a) and 6.4 b) below and in the Credit Agreement until

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all the Secured Obligations have been fully discharged and provided that the Pledgee does not notify to the Bank that an event of default set out in the Credit Agreement has occurred.

6.4                               Furthermore, during the term of the Pledge, the Pledgor unconditionally and irrevocably undertakes:

(a)                                 to keep at any time a minimum balance of one Euro in the Bank Account;

(b)                                 not to use the amount deposited in the Bank Account in a way which differs from the terms and limitations set out in the Credit Agreement;

(c)                                  not to open and/or use bank account other than the Bank Account, except with the prior written consent of the Pledgee pursuant to clause 2.4 above;

(d)                                 to notify the Pledgee by registered mail at least fifteen (15) calendar days prior to the formal presentation before the court of the Pledgor’s intention to request a voluntary bankruptcy declaration; and

(e)                                  to notify the Pledgee by registered mail, on the same date on which the judge notices the Pledgor that it has ordered its citation, of the admission to court of the necessary bankruptcy petition filed by any party entitled to do so, other than the Pledgor.

7.                                      CANCELLATION OF THE PLEDGE

7.1                               The Pledge shall terminate and be cancelled upon termination of the Credit Agreement and satisfaction in full of the Secured Obligations,

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as acknowledged in a written instrument executed by the Pledgee, unless the Pledgee exercises the right conferred by Article 1,866 of the Spanish Civil Code. Accordingly, upon termination of the Pledge, the Pledgee shall, within a fifteen (15) day term from receipt of the Pledgor’s request, at Pledgor’s request and at Pledgor’s sole cost and expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination and its notification to the Bank.

8.                                      ENFORCEMENT OF THE PLEDGE

8.1                               This Pledge shall become enforceable upon the occurrence of an Event of Default (as defined in the Credit Agreement).

The Parties hereby expressly agree that the communication by the Pledgee to the Pledgor stating that an Event of Default (as defined in the Credit Agreement) has taken place shall be sufficient to enforce the Pledge by the Pledgee.

Without prejudice to the non-divisible nature of the Pledge, the Pledgor shall enforce the Pledge, totally or partially, in one or several acts, in which case the Pledge hereby established will remain in force for the non-enforced balance.

8.2                               For purposes of the enforcement of the Pledge, and notwithstanding (i) Pledgor’s liability in relation to the complete fulfillment of the Secured Obligations; and (ii) any other security interest held by the Pledgee, the Pledgee may, at its discretion, use any of the available judicial proceedings, either the ordinary judicial proceedings, or the non judicial proceeding

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provided for under Article 1,872 of the Spanish Civil Code. The use of one enforcement method shall not preclude the possibility of resorting to any of the others, insofar as the Secured Obligations have not been fully paid.

8.3                               For purposes of the enforcement of the Pledge under any of the procedures referred to in this clause, the Parties agree and expressly acknowledge that:

(a)                                 In case of enforcement of the Pledge, the amount liquid, due and payable will be the amount specified in the certificate issued by the Pledgee. Such certificate shall include the balance resulting from the calculation made by the Pledgee, and a statement of the debit and credit entries and those relating to the application of expenses, commissions and interest (if any) which determine the specific balance of the amount owed (the “Certificate”).

(b)                                 The determination of the amount that may be claimed by executive proceedings will be made by the Pledgee. Therefore, the presentation of the following documents will be sufficient to initiate the enforcement of the Pledge: (i) the original of this Deed; (ii) together with a certificate issued by the Notary attesting this Deed by which it is stated that the Deed conforms to its files and their date; (iii) the notarial deed incorporating the Certificate issued by the Pledgee referred to above and the statement of the debit and credit entries and those relating to the application of expenses, commissions and interest which determine the specific balance of the amount owed for which enforcement is requested, evidencing that the liquidation of the debt has been executed in the form agreed under the Credit Agreement; and (iv) a notarial deed evidencing that the Pledgor has been served notice of the amount due and payable.

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(c)                                 The amounts obtained through the enforcement of the Pledge shall be applied to the payment of the Secured Obligations as set forth in Section 11.15 of the Credit Agreement.

8.4                               Without prejudice, provided the Credit Rights pledged by virtue of this Pledge have a cash nature, the Parties hereby agree that, for the enforcement of this Pledge, it shall not be necessary to carry out any public auction of such Credit Rights. The Pledgee will be entitled to enforce the Pledge over such Credit Rights, with prior notification thereof to the Pledgor, by means of collecting the amounts due and payable under the Secured Obligations from the Pledgor’s debtors under the Credit Rights.

For such purposes, the Pledgee shall request in writing to the Bank to pay any amounts due and payable under the Credits Rights up to the maximum amounts due and payable by the Pledgor, for the account of the Secured Obligations. Such request shall include a written statement by the Pledgee stating: (i) that there has been a breach of the Secured Obligations; (ii) the amount due and payable as a result of such breach; and (iii) that the Pledgor has failed to pay, after a demand to do so.

Any amount in excess of the amounts necessary to cover all the outstanding Secured Obligations, shall remain deposited in the relevant bank account, which shall remain pledged in favour of the Pledgor in guarantee of the outstanding Secured Obligations. Should there not be outstanding Secured Obligations, the excess, if applicable, shall be delivered to the Pledgee, within the ten (10) business days following the date when the Pledgor has actually received the wire transfer of the

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relevant debtors and with effective date such day.

8.5                               The Pledgee expressly reserves any and all of its rights and legal actions against the Pledgor for any portion of the Secured Obligations assumed that have not been satisfied with the proceeds arising from the enforcement of the Pledge.

In particular, the Pledgee will retain all rights and claims against the Pledgor for that part of the Secured Obligations which is not fully discharged or which remains unsatisfied after the enforcement of the Pledge, even if the Pledgee has acquired the Credit Rights. In this case, only the part of the debt equivalent to the price offered by the Pledgee for the Credit Rights shall be deemed to have been set off, maintaining the enforceability and the ranking of the remaining Secured Obligations.

The omission or delay of any Party in exercising any rights, powers and proceedings set out in the Pledge or in the legislation in force, shall not be considered a waive of said rights, powers and proceedings, a sole or partial waive of any rights excludes the subsequent exercise of such rights, or the exercise of any other right.

9.                                     NOTICES

9.1                               All notices or communications between the Parties referred to in this Agreement or made by any of the Parties to this agreement to one another as regards the execution, interpretation or termination of the agreement shall be served in writing and shall, at the sender’s choice, either be delivered to the other party in person (either by the sender personally or through official channels) or sent by fax, electronic mail or certified post with delivery confirmation, (of

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choice of the sender) to the following addresses:

(a)                                 For the Pledgor:

Attention: María Luisa de Landecho

Calle Tajo s/n
Urbanización El Bosque
Villaviciosa de Odón, Madrid.

With copy to:

Laureate Education, Inc.
1001 Fleet Street, Baltimore, MD 21202
Attention:

Fax:

(b)                                 For the Pledgee:

To the attention of SBD Operations and Pedro Ramirez

Goldman Sachs Credit Partners L.P.

Telecopier:

With copy to:

Goldman Sachs Credit Partners L.P.

Attention:
Telecopier:

9.2                               The Parties shall notify each other, in the manner set out in this clause, of any changes in their address, fax numbers, email addresses, name of the recipient and any other relevant details in accordance with the clause.

10.                               IRREVOCABLE POWER

10.1                        In this act and in order to give the greatest

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effectiveness to the compliance with the undertakings set out herein, the Pledgor hereby grants an irrevocable power of attorney in favour of the Pledgee, which shall include as many powers as necessary or convenient, including that of substitution, delegation, subempowering and, expressly, self-contracting, in the event that the Pledgor does not carry out (upon the Pledgee’s request) any of the acts set out in this Agreement within the required deadlines, it shall do any acts to execute and enter into any instruments or documents necessary or convenient to fulfill the terms of this Agreement.

10.2                        Such faculties shall include the following:

(a)                                 to appear before the Bank in the name and on behalf of the Pledgor and give orders to transfer funds, require extracts of accounts and carry out any other necessary acts for the purposes of the complete enforcement of the Pledge;

(b)                                 to enter into, on behalf of the Pledgor, any private and/or public document necessary to formalize, extend modify, supplement or clarify this Pledge or any other public or private document formalized in relation thereto;

(c)                                  to settle and pay, on behalf of the Pledgor, any costs, duties and charges resulting from the execution of the documents formalized in accordance with this Agreement, and

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(d)                                 to do any actions necessary or convenient to fulfil the terms of this Agreement.

10.3                        As this power is granted in the interests of all Parties and is necessary for the fulfilment of the obligations assumed by them in this Agreement, this power of attorney is irrevocable and shall remain in full force and effect as long as payment or fulfilment of any obligation under the Credit Agreement or this Agreement remains outstanding. Therefore, the unilateral revocation of this power by the Pledgor shall not have any effect while this Agreement is in force.

10.4                        In the event that the Pledgee should resign or be removed from its office as Administrative Agent or Collateral Agent in accordance with the terms of the Credit Agreement or would not be able to act as Administrative Agent or Security Agent for any reason, the new Administrative Agent or Security Agent appointed in accordance with the terms of the Credit Agreement shall be automatically vested with these powers and faculties on the same terms and conditions as the Security Agent originally appointed.

10.5                        Notwithstanding the foregoing, in case it becomes necessary (or convenient, at the Pledgee’s discretion) to carry out any act or execute any private or public document for the purposes of documenting or evidencing the change of Security Agent, the Pledgor hereby irrevocably authorises the Pledgee to carry out, on the terms set out in this clause and in clause 13.3, any such acts and to execute any such necessary or convenient documents in the name and on behalf of the Pledgor (including substitution, delegation sub-empowering and, expressly and self-contracting).

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10.6                        The Pledgor acknowledges and accepts that the exercise by the Pledgee of the authority received by virtue this power of attorney may include self-contracting, which is accepted with by it. Self-contracting is also expressly permitted with respect to those to whom the Pledgee may have delegated or substituted its power of attorney.

11.                               SYNDICATION AND ASSIGNMENT OF THE PLEDGE

11.1                        The Pledgor hereby acknowledges and agrees that the Pledgee and the rest of the finance parties may syndicate totally or partially the Credit Agreement or any rights arising therefrom by means of credit transfers, assignments or subrogation on contractual position or equivalent methods, all in accordance with the terms of the Credit Agreement.

11.2                        The Pledgor hereby expressly acknowledges and agrees that, in accordance with article 1,528 of the Spanish Civil Code, any assignment or transfer carried out by the Pledgee or by the rest of the finance parties (or any subsequent assignee or transferee thereof) under the provisions of the Credit Agreement shall automatically entail without the need of any further agreement of the Pledgor the constitution of the transferee or assignee as the beneficiary of the Pledge created in this Agreement.

11.3                        The Pledgor hereby waves any right to require any formality other than those set out in the Credit Agreement in order to evidence the transfers, assignments or subrogation mentioned in this clause and it hereby acknowledges and agrees that the Pledgee may enforce the rights arising out of this Agreement and the Credit Agreement on its behalf and on behalf of the entities that are finance parties at

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the time of such enforcement.

11.4                        Notwithstanding the above, the Pledgor undertakes that, upon the Pledgee’s request, it will grant as many public or private documents as may be necessary or convenient to evidence such transfers, assignments or subrogation provided that any costs arising from the execution of any such private or public document shall not be payable by the Pledgor.

11.5                        Consequently, references in this Agreement to the finance parties of the Credit Agreement shall be deemed to be made to the entities which from time to time act as finance Parties under the Credit Agreement and any references to the Security Agent shall be deemed to be made to the entity holding such position from time to time under the Credit Agreement.

12.                               PLEDGEE

12.l                          All rights and powers conferred on the Pledgee hereunder have been granted thereto in the representative capacity in which it acts, that is, they shall be deemed to have been conferred on the finance parties of the Credit Agreement, that is both those who are Parties to this Agreement and those which will become parties to the Credit Agreement a later date, pursuant to Clause 12 above.

12.2                        The Parties accept that the role of Pledgee will be held at all times by any entity that has been appointed Security Agent in accordance with the terms of the Credit Agreement.

12.3                        The Pledgor hereby undertakes, upon request by the Pledgee, to appear before the Madrid notary designated by the Pledgee, within the time frame reasonably set by the Pledgee, and execute a public document of supplement to or ratification of the Pledge set out herein, so that

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the identity of the new Pledgee is fully evidenced for all purposes. In the event that the Pledgor does not comply with the Pledgee’s demand, the Pledgee may execute such document in the name and on behalf of the Pledgor under the irrevocable power of attorney contained in Clause 11. The costs deriving from the execution of such document shall be borne by the Pledgor.

13.                               COSTS AND EXPENSES

The Pledgor shall pay all notary’s fees, taxes, duties and, if applicable, notification costs, which may accrue and any other expenses related to the drafting, execution, raising to a public deed and fulfillment of this Agreement and its amendment, extension, cancellation or ratification, as well as all judicial costs and enforcement costs, by any procedural means, relating to the Pledge, including the reasonable fees and expenses of the notary public, any public registry, lawyers and court representatives (“procuradores”) (even when their intervention is not compulsory), except in the event that the Credit Agreement provide that these expenses must be borne by other person.

14.                               AMENDMENTS TO THE CREDIT AGREEMENT

14.1                        The Parties agree that this Agreement will not modify, alter or affect the terms and conditions set forth in the Credit Agreement.

14.2                        The Pledgor as a party thereto, acknowledges and accepts the terms of the Credit Agreement as well as the rights and obligations resulting therein.

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15.                               CORRECTIONS OR ADDITIONS TO THIS AGREEMENT

If so required by the Pledgee, the Pledgor undertakes to appear and grant, within ten (10) calendar days as of the date of such request, as many public or private documents as may be necessary or convenient for the correction, addition or clarification of this Agreement.

16.                               LANGUAGE

This Agreement is executed in the Spanish and English languages. In the event of any conflict in interpretation between the English version and Spanish version, the Spanish version shall prevail.

17.                               APPLICABLE LAW AND JURISDICTION

17.1                        This Agreement shall be governed by Spanish law.

17.2                        The Parties expressly submit any litigation which may derive from the interpretation and/or enforcement of the terms and conditions of this Deed, to the jurisdiction and competence of the Courts of the city of Madrid, waiving any other forum to which by law they may be entitled.

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THE PLEDGOR

Iniciativas Culturales de España, S.L.
By:

/s/ Mr. David González Gálvez
Mr. David González Gálvez

THE ADMINISTRATIVE AGENT AND COLLATERAL AGENT

GOLDMAN SACHS CREDIT PARTNERS L.P.
By:

/s/ Rafael Echegoyen Lewin
Mr. Rafael Echegoyen Lewin

/s/ Illegible

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EXECUTION VERSION

AMENDMENT AGREEMENT IN RESPECT OF PLEDGE OVER CREDIT RIGHTS DERIVED FROM BANK ACCOUNT

In Madrid, on October 5, 2011.

Before me, Mr. Andrés Domínguez Nafria, registered Notary Public of the Madrid Notaries’ Association, having jurisdiction and official certifying authority in Madrid,

BY AND BETWEEN

On the one part.

Mr. David González Gálvez, of Spanish nationality, of legal age, with domicile at Madrid,                            and national identification number               , currently in force.

And on the other part,

Ms. Macarena Ruiz-Jarabo Valdés, of Spanish nationality, of legal age, with domicile at Madrid,                            and national identification number               , currently in force.

APPEAR

Mr. David González Gálvez, in the name and on behalf of lNICIATIVAS CULTURALES DE ESPAÑA, S.L.U., an entity duly incorporated and validly existing under the laws of Spain with registered address at Tajo s/n, Urbanización E1 Bosque, Villaviciosa de Odón, Madrid and holding tax identification number               .

Mr. David González Gálvez is empowered for the purpose herein by virtue of the power of attorney granted in his favor on 10 June 2011 by Mr. Robert W. Zentz, Sole Administrator of INICIATIVAS CULTURALES DE ESPAÑA, S.L., before the Notary Public of Baltimore (Maryland - USA), Mrs.

1

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Nora Dietrich, original of which written in two columns, in Spanish and English, language that I understand and duly apostilled, which I have seen, and from which it is evidenced that he have powers to formalize the pledge object of this deed. A copy of such power of attorney is attached to this deed of Pledge of Credit Rights (the “Deed”) as Annex 1.

lNICIATIVAS CULTURALES DE ESPAÑA. S.L. will be hereinafter referred to as the “Pledger”.

Ms. Macarena Ruiz-Jarabo Valdés, in the name and on behalf of GOLDMAN SACHS CREDIT PARTNERS L.P., (hereinafter, the “Prior Pledgee”) a limited partnership organized under the laws of Bermuda with an office at 85 Broad Street, New York, NY 10004, USA.

Ms. Macarena Ruiz-Jarabo Valdés, in the name and on behalf of CITIBANK, N.A. (hereinafter, the “Pledgee”), a company duly organized and existing under the Laws of the United States and having its principal place of business at the State of New York.

The Pledgee acts as Administrative Agent and Collateral Agent under the Credit Agreement, on behalf and for the benefit of the Secured Parties (as such term is defined in the Credit Agreement).

Ms. Macarena Ruiz-Jarabo Valdés, is empowered for the purpose herein by virtue of the power of attorney of 24 August 2011 granted by the notary public of New York, United States, Ms. Kimberly J. Contini and power of attorney of 10 of August 2011 granted by the notary public of Nueva York, Ms. Cynthia Tolentino, originals of which written in

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two columns, in Spanish and English language that I understand and duly apostilled, which I have seen, and from which it is evidenced that she has all powers necessary to formalize the pledge object of this deed. A copy of such power of attorney is attached to this Deed as Annex 2.

The Pledgor and the Pledgee shall hereinafter be jointly referred to as the “Parties”.

WHEREAS

I                             On August 17, 2007, LAUREATE EDUCATION INC. and INICIATIVAS CULTURALES DE ESPAÑA, S.L., as Borrowers; the lenders from time to time. GOLDMAN SACHS CREDIT PARTNERS L.P. as Administrative Agent and Collateral Agent, GOLDMAN SACHS CREDIT PARTNERS L.P. as Swingline Lender. CITICORP NORTH AMERICA, INC. as Syndication Agent, GOLDMAN SACHS CREDIT PARTNERS L.P. AND CITIGROUP GLOBAL MARKETS INC. as Joint Lead Arrangers and Bookrunners, and the other parties thereto entered into a credit agreement (as amended, supplemented or otherwise modified from time to time. the “Initial Credit Agreement”).

II                        That, on 14 March 2008, before Notary Public of Madrid Mr. Pedro de Elizalde y Aymerich, the Pledgor created in favor of the Prior Pledgee, acting as Administrative Agent and Collateral Agent on behalf and for the benefit of the Secured Parties, as such term is defined in the Pledge over Credit Rights and the Initial Credit Agreement, a first priority ranking pledge over the credit rights held by the Pledgor against entities within the group of companies of the Pledgor, as security for

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the payment and performance of the Secured Obligations under the Initial Credit Agreement (the “Pledge over Credit Rights”), pledge that has been amended by virtue of a deed intervened by the Notary Mr. Andrés Dominguez Nafria immediately before the granting of this document.

III                   The Pledgor holds the bank account held in euros, number                (the “Bank Account”), held with               (the “Bank”) and, therefore, holds the corresponding credit rights (the “Credit Rights”) against the Bank where such Bank Account is held, to obtain the refund of the amounts deposited from time to time in the Bank Account, stemming from the bank account opening agreement dated                (the “Bank Account Agreement”). A copy of the Bank Account Agreement is attached to this Deed as Annex 3.

IV                    That it is in the Bank Account where the credit rights pursuant to the Pledge over Credit Rights abovementioned under whereas II are deposited.

V                         That, on 14 March 2008, before Notary Public of Madrid Mr. Pedro de Elizalde y Aymerich, the Pledgor created in favor of the Prior Pledgee, acting as Administrative Agent and Collateral Agent on behalf and for the benefit of the Secured Parties, as such term is defined in the Pledge over Credit Rights and the Initial Credit Agreement, a pledge over the credit rights derived from the bank account,

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by virtue of the credits deposited, as a result of the Pledge over Credit Rights, as a security for the payment and performance of the Secured Obligations under the Initial Credit Agreement (the “Pledge over Credit Rights derived from Bank Account”).

VI                    On 16, June 2011 LAUREATE EDUCATION INC. and INICIATIVAS CULTURALES DE ESPAÑA. S.L., as Borrowers; the lenders from time to time. GOLDMAN SACHS CREDIT PARTNERS L.P. as Administrative Agent and Collateral Agent, CITIGROUP GLOBAL MARKETS INC., CREDIT SUISSE SECURITIES (USA) LLC and KKR CAPITAL MARKETS LLC as Co-Syndication Agents, CITIGROUP GLOBAL MARKETS INC., BARCLAYS CAPITAL, CREDIT SUISSE SECURITIES (USA) LLC and J.P. MORGAN SECURITIES LLC as Joint Lead Arrangers and Bookrunners, amongst other parties, entered into an amended version of the Credit Agreement mainly based on a term loan maturity date extension. The Initial Credit Agreement has been modified and reads in the terms and conditions provided by the public deed granted on the date hereof before Notary public of Madrid, Mr. Andrés Dominguez (hereinafter, as amended, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement” or the “Credit Agreement”).

Moreover, on 30 September 2011, GOLDMAN SACHS CREDIT PARTNERS L.P. and CITIBANK, N.A., amongst other, entered into a resignation and appointment

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agreement by means of which the entity acting as Collateral Agent (as defined in the Credit Agreement) was replaced from GOLDMAN SACHS CREDIT PARTNERS L.P. to CITIBANK, N.A.

VIl                As consequence of the above mentioned amendments, the Pledge over Credit Rights derived from Bank Account shall be modified accordingly and as set forth in section 14.21(d) of the Amended and Restated Credit Agreement, each Party to this agreement acknowledges, renews and extends their obligations under the security documents and the Pledgor hereby ratifies before the intervening Notary Public its obligations under the Credit Agreement.

VIII          Moreover, the Parties hereby irrevocably and unconditionally instruct the Notary to give notice by means of certified letter with acknowledgement receipt to the Bank, of the granting of this Amendment Agreement (as defined below) using the communications attached as Annex 4.

Pursuant to the aforementioned, the Parties wish to grant this amendment to the Pledge over Credit Rights derived from Bank Account (hereinafter, the “Amendment Agreement”) which shall be governed by the following:

CLAUSES

1.                        DEFINED TERMS

1.1                 Terms defined in this Amendment Agreement shall have the meaning in the Pledge over Credit Rights derived from Bank Account

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unless otherwise defined herein.

Reference in the Pledge over Credit Rights derived from Bank Account (including references to the Pledge over Credit Rights derived from Bank Account as amended hereby) to “this deed” or “this Pledge” (and indirect references such as “hereunder”, “Hereby”, “herein” and “hereof” or any other referring to the Pledge over Credit Rights derived from Bank Account) shall be deemed to be references to the Pledge over Credit Rights derived from Bank Account as amended and supplemented hereby.

2.                        AMENDMENT OF THE PLEDGE OVER CREDIT RIGHTS DERIVED FROM BANK ACCOUNTS

Effective on the date hereof, the Pledge over Credit Rights derived from Bank Account will guarantee the full compliance of the Secured Obligations (as this defined term has been modified by the Amended and Restated Credit Agreement), and therefore amending the terms and conditions of the Pledge over Credit Rights derived from Bank Account as follows:

2.1                 Any express reference in the Pledge over Credit Rights derived from Bank Account to the Public Limited Companies Act “Ley de Sociedades Anónimas” or Limited Liability Companies Act “Ley de Sociedades de Responsabilidad Limitada” will be substituted

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by the applicable provisions set forth in the new Companies Act “Ley 1/2010 de 2 de Julio de Sociedades de Capital”.

2.2                 Any express reference in the Pledge over Credit Rights derived from Bank Account made to the Pledgee, Administrative Agent and Collateral Agent, will be referred to, thereafter made to CITIBANK, N.A. instead of GOLDMAN SACHS CREDIT PARTNERS L.P.

2.3                 The Secured Obligations for the Pledge over Credit Rights derived from Bank Account shall be the Foreign Obligations corresponding to the Pledgor, as this term is defined in the Amended and Restated Credit Agreement Likewise, the repayment date set forth in the Initial Credit Agreement will be deemed extended in accordance with the terms and conditions set forth the Amended and Restated Credit Agreement.

2.4                 Clause 9.2 is hereby replaced with the text that reads as follows:

For purposes of this Deed, the address of the Parties for such notices, summons and other required formalities shall be the following:

For the Pledgor:

Calle Tajo s/n

Urbanización El Bosque

Villaviciosa de Odón, Madrid.

With a copy to:

Laureate Education, Inc.

650 South Exeter Street,

Baltimore, MD 21202

Attention:

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Telecopy No.

For the Pledgee:

Citibank, N.A

390 Greenwich Street

New York, new York

Attention:

3.                        EFFECT ON THE AGREEMENT

3.1                 The Parties expressly acknowledge that this Amendment Agreement, is an amendment without extinctive nature (novaciόn modificativa no extintiva) of the Pledge over Credit Rights derived from Bank Account, and it will be a part of it for all purposes.

3.2                 Except to the extent specifically set forth herein, the provisions of the Pledge over Credit Rights derived from Bank Account shall not be amended, modified, waived, impaired or otherwise affected hereby. Furthermore, the Pledge over Credit Rights derived from Bank Accounts and the obligations thereunder are hereby ratified and confirmed and remain unchanged and in full force and effect.

3.3                 This Amendment Agreement shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any other term or condition of the Pledge over Credit Rights derived from Bank Account, (ii) prejudice any right or rights of any party under or in connection with the Pledge over Credit Rights derived from Bank Account or (iii) create any right herein to another person or other beneficiary or otherwise, except to the extent specifically provided herein.

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4.                        REPRESENTATIONS AND UNDERTAKINGS

The Pledgor ratifies the representations and warranties set forth in Clause 2.2 of the Pledge over Credit Rights derived from Bank Account, with the sole exception of that contained in the paragraph (d) of such Clause 2.2. which from now on shall be drafted as follows :

“(d) that it does not hold any bank accounts other than the Bank Account, with the exception of the bank account held in US dollars,              , held with               .

5.                        GOVERNING LAW AND JURISDICTION

5.1                 This Amendment Agreement shall be governed by Spanish law.

5.2                 The Parties, expressly waiving their right to their own forum, expressly and irrevocably submit to the courts of the city of Madrid for purposes of any dispute which may arise in connection with the validity, interpretation or enforceability of this Deed.

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In witness hereof, the Parties sign this contract in three*original counterparts with the intervention of the Notary Public. * óne

INICIATIVAS CULTURALES DE ESPAÑA. S.L.
By:

/s/ David González Gálvez
Mr. David González Gálvez

CITIBANK, N.A
By:

/s/ Macarena Ruiz-Jarabo Valdés
Ms. Macarena Ruiz-Jarabo Valdés

GOLDMAN SACHS CREDIT PARTNERS L.P.
By:

/s/ Macarena Ruiz-Jarabo Valdés
Ms. Macarena Ruiz-Jarabo Valdés

With my intervention

/s/ Andrés Domínguez Nafría
Mr. Andrés Domínguez Nafría